Exhibit 99.1

Union Acquisition Corp. II Announces Shareholder Approval of

Extension of Deadline to Complete Business Combination

NEW YORK, NY – April 19, 2021 – Union Acquisition Corp. II (NASDAQ: LATN, LATNU, LATNW) (“LATN”), a special purpose acquisition company founded by Kyle P. Bransfield, announced today that its shareholders approved an extension of the date by which it has to complete an initial business combination from April 22, 2021 to October 22, 2021 (the “Extension”) at the extraordinary general meeting of shareholders held on April 16, 2021. The Extension provides LATN with additional time to complete the previously announced proposed business combination (the “Procaps Group Transaction”) with Procaps Group, a leading integrated international healthcare and pharmaceutical company.

Kyle P. Bransfield, Chief Executive Officer of Union Acquisition Corp. II, commented on the results of the meeting, “We are happy to report that more than 98% of the votes cast by our shareholders supported the extension, which will allow us to complete our business combination with Procaps Group, a leading global pharmaceutical technology and healthcare company based in Latin America. Moreover, in connection with the extension, a majority of LATN’s shareholders elected not to redeem their shares and as of today over $135 million remains in the LATN trust, which reaffirms our original trajectory to close the business combination during the third quarter of 2021 and which we believe provides ample room to support the Procaps Group business plan following closing. This is a strong testament to the Procaps Group transaction and the recently reported 33% increase in first quarter unaudited 2020 net revenues of $78.7 million. Clearly, the Procaps Group’s business is thriving in today’s healthcare environment and we are excited to propel their improved financial and operational performance to the next level.”

On March 31, 2021, Union Acquisition Corp. II, a special purpose acquisition company (or SPAC) listed on the Nasdaq Stock Market (NASDAQ: LATN, LATNU, LATNW), and Procaps Group, a leading integrated international healthcare and pharmaceutical company announced the execution of a definitive business combination agreement along with a fully committed $100 million PIPE financing investment.

The Procaps Group Transaction is expected to be completed in the third quarter of 2021, subject to, among other things, the approval by LATN shareholders and the satisfaction or waiver of other customary closing conditions set forth in the definitive agreement for the Procaps Group Transaction.

Proposed Business Combination Highlights

●	Procaps Group is a family-owned Latin American pharmaceutical company established over 40 years ago that has grown into a leading integrated pharma company with a presence in 13 countries and product reach in 50 markets modernizing oral drug delivery technology and manufacturing capabilities.

●	Procaps Group’s state-of-the-art manufacturing capabilities provide innovative delivery technologies protected by an extensive IP moat and supported by industry accolades such as the first FDA-approved pharmaceutical plant in South America for selling Rx products into the U.S.

●	Procaps Group today is the largest pharmaceutical contract development and manufacturing organization “CDMO” in Latin America and top 3 globally in terms of volume of softgel production capacity.

●	Procaps Group currently employs 5,000 people across 13 countries with a strong history and focus on ESG principles including resource-saving policies, HR and social programs and corporate policies.

●	Procaps Group generated gross revenue of $388 million and Adjusted EBITDA of $90 million in 2020 and is on track to reach $436 million in gross revenue and $105 million in Adjusted EBITDA in 2021. Procaps Group expects full-year Adjusted EBITDA margin expansion from 22% in 2019 to 26% in 2021 with strong positive free cash flow. Approximately 44% of Procaps Group revenue in 2020 was USD-denominated.

●	Transaction represents the first ever Latin American focused SPAC to include a fully committed and over-subscribed SPAC-related ordinary share PIPE.

●	Transaction is expected to enable further investment in growth and new product categories and positions Procaps Group to capitalize on favorable regional dynamics through organic growth in B2B & B2C segments.

●	Transaction also positions the Company to drive inorganic growth through a roll-up strategy focused on mid-sized companies in the region. The Company’s M&A plan will focus on pharma and CDMO targets, as well as the possibility for transformational acquisitions in the future.

●	Transaction represents attractive entry valuation at 10.75X estimated 2021 EV/EBITDA multiple versus global CDMO and pharmaceutical industry comparable companies.

●	Combined Company to have an implied initial enterprise value of approximately $1.1 billion, and expected gross cash proceeds after closing to include a $100 million fully committed PIPE.

●	Combined Company strategically positions Procaps Group as a differentiated Latin American integrated pharma company leveraging a proprietary and proven M&A strategy that has the potential to deliver significant Adjusted EBITDA growth and margin expansion.

●	The PIPE was raised from a broad group of Latin American investors, healthcare investors and thought leaders. These include pan-regional funds such as Moneda Asset Management, as well as Chilean-based Consorcio Seguros, among several other unnamed global and healthcare investors.

●	Transaction is expected to close in the third quarter of 2021, with the Combined Company expected to be listed on the Nasdaq Capital Market under the symbol “PROC.”

●	On April 12, 2021, Procaps Group appointed Dr. Camilo Camacho as President of the organization and reported unaudited net revenues of $78.7 million during the three months ended March 31, 2021, which represents a 33% increase when compared to the same period for 2020. Additionally, Procaps Group’s management team expects Q1 gross profit and EBITDA margin to increase when compared to the same period for 2020.

Procaps Group Business and Operational Highlights

Leading regional pharmaceutical player with global reach and accomplished management team

●	Founded in 1977 by the Minski Family with 5,000+ employees across 13 countries

●	Gross revenue of $388 mm in 2020, and projected $436 mm for 2021

●	Innovative delivery technologies transform branded generics into differentiated products

In-house R&D capabilities driving attractive growth opportunities

●	Avenues for growth with a robust pipeline and a high product renewal rate

●	Focus on differentiated, high margin, and high barrier-to-entry products

Leading pharmaceutical integral CDMO specialized in softgels

●	A preferred supplier to the global pharmaceutical companies

●	Top 3 global player by softgel production capacity, with strong growth potential and long-standing reputable clients including Glaxo, Pfizer and Abbott

Proprietary portfolio of branded Rx and OTC products

●	Robust proprietary portfolio with strong growth rates

●	99% of product portfolio is proprietary

Positioned to capitalize on favorable regional dynamics

●	LatAm’s pharma sales expected to outperform global growth

●	Healthcare expenditure expected to reach a 7% CAGR from 2020 – 2022

●	LatAm’s aging population expected to increase boosting demand for pharma

Strong history and focus on ESG Principles

●	Resource saving polices, HR & social programs and governance are important to Procaps Group

About Procaps Group

Procaps Group is a developer of pharmaceutical and nutraceutical solutions, medicines, and hospital supplies that reach more than 50 countries in all five continents. Procaps Group has a direct presence in 13 countries in Latin America and has more than 5,000 collaborators working under a sustainable model. Procaps Group develops, manufactures, and markets over-the-counter (OTC) and prescription drugs, nutritional supplements and high-potency clinical solutions. For more information, visit www.procapsgroup.com or the Company’s investor relations website investor.procapsgroup.com.

About Union Acquisition Corp. II

Union Acquisition Corp. II, led by Kyle Bransfield, is a Cayman Islands exempted company incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. For more information, please click here.

Important Information About the Merger and Where to Find It

In connection with the Procaps Group Transaction, Procaps Group, S.A. (the “Company”), a subsidiary of Crynssen Pharma Group Limited (“Procaps Group”) that will be become the holding company of LATN and Procaps Group as of the closing of the proposed transaction (the “Combined Company”), is expected to file a registration statement on Form F-4 (the “Form F-4”) with the U.S. Securities and Exchange Commission (the “SEC”) that will include a proxy statement of LATN that will also constitute a prospectus of the Company. LATN, Procaps Group and the Company urge investors, shareholders and other interested persons to read, when available, the Form F-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed transaction, as these materials will contain important information about Procaps Group, the Company, LATN and the proposed transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of LATN as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the Form F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: BTG Pactual US Capital, LLC, Attention: Prospectus Department, Email: OL-BTGPactual-ProspectusDepartment@btgpactual.com. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

LATN and Procaps Group and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this press release under the rules of the SEC. Information about the directors and executive officers of LATN is set forth in LATN’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on October 17, 2019, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Union Acquisition Corp. II, 1425 Brickell Ave., #57B, Miami, FL 33131. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the LATN shareholders in connection with the proposed business combination will be set forth in the registration statement containing the proxy statement/prospectus for the proposed business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release contains “forward-looking statements.” Forward looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information, including revenue, gross profits, Adjusted EBITDA margin and free cash flow; the expected gross cash proceeds from the transaction; expected future capitalization; the expected listing of the Ordinary Shares and the closing of the transaction; expectations relating to Procaps Group’s ability to invest in growth and new product categories and capitalize on favorable regional dynamics through organic and inorganic growth; estimated product launches in next three years; belief that Procaps Group will be sufficiently capitalized to provide innovative solutions and drive growth initiatives; expected synergies through innovation, economies of scale and lower cost of capital; and expected LatAm pharma sales, healthcare expenditures and boost in demand from aging LatAm population. Such forward-looking statements with respect to revenues, earnings, performance, strategies, synergies, prospects, and other aspects of the businesses of LATN, Procaps Group, or the Combined Company after completion of any proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed business combination; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the inability to successfully retain or recruits officers, key employees, or directors following the proposed business combination; (4) effects on Union’s public securities’ liquidity and trading; (5) the market’s reaction to the proposed business combination; (6) the lack of a market for LATN’s securities; (7) LATN’s and Procaps Group’s financial performance following the proposed business combination; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that LATN or Procaps Group may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by LATN. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the business combination due to the failure to obtain approval from LATN shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the business combination, the outcome of any legal proceedings that may be instituted against LATN or Procaps Group following announcement of the proposed business combination and related transactions, the impact of COVID-19 on Procaps Group’s business and/or the ability of the parties to complete the business combination, the ability to obtain or maintain the listing LATN’s ordinary shares on Nasdaq following the proposed business combination, costs related to the proposed business combination, changes in applicable laws or regulations, the possibility that LATN or Procaps Group may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those to be included under the header “Risk Factors” in the Form F-4 to be filed with the SEC and those included under the header “Risk Factors” in the final prospectus of LATN related to its initial public offering, as well as LATN’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Procaps Group Investor Contact:

Chris Tyson/Doug Hobbs

SPAC Alpha IR+

(949) 491-8235

LATN@mzgroup.us

LATN Contact:

Kyle P. Bransfield

Chief Executive Officer

Union Acquisition Corp. II

(305) 306-2522